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Exhibit 99.3

June 22 Release: Q&A Information

1.
What are the revised quarterly EPS for the first three quarters for this fiscal year as a result of the restatement and change in accounting principles discussed in today's press releases?

Quarter 1, Fiscal 2001:	EPS = $.25*
Quarter 2, Fiscal 2001:	EPS = $.54
Quarter 3, Fiscal 2001:	EPS = $.22
Year to Date Earnings, Q1- Q3:	EPS = $1.01
*
Includes $.09 of earnings per share reduction due to the cumulative effect of the changes in accounting principles. Without this reduction, earnings would have been $.34 per share in the first quarter and $1.10 per share for the first three quarters of fiscal 2001.

2.
How much of each change in EPS for each of the first three quarters of fiscal 2001 is related to UAP matters and the changes in accounting principles?

FISCAL 2001 DETAILS—QUARTERS REPORTED TO DATE

Revision Due To:
Quarter	Reported EPS	UAP Matters	Change in Accounting Principle—Current Quarter Operations	Change in Accounting Principle—Years Prior to Fiscal 2001	Revised EPS
1—FY 01	$.30	$.04	$.00	$(.09)	$.25
2—FY 01	$.58	$(.02)	$(.02)	$.00	$.54
3—FY 01	$.19	$.02	$.01	$.00	$.22

Quarter 1:  Rollforward

Amounts in $million except per share amounts

		Adjustment to Quarterly Results Due To:
	As Reported: Quarter 1 FY 2001	Reclassification Due to Change in Accounting	Change in Accounting Principles— Current Quarter	Restatement Due to UAP Matters	Cumulative Effect Changing Accounting Principles— Prior Years	Revised Quarterly Total
Sales—Packaged Foods	$1,747.9	$(37.8)	$(21.4)			$1,688.7
Sales—Refrigerated Foods	$3,343.6	$89.0	$(4.0)			$3,428.6
Sales—Agricultural Products	$1,710.1	$22.5		$226.8		$1,959.4
Total Sales	$6,801.6	$73.7	$(25.4)	$226.8	$—	$7,076.7

Total Cost of Goods Sold	$5,754.7	$199.4	$46.6	$197.3	$—	$6,198.0

Total Gross Profit	$1,046.9	$(125.7)	$(72.0)	$29.5	$—	$878.7

Total SG&A, exc Corporate & Amt	$637.1	$(125.7)	$(70.6)	$—	$—	$440.8

Operating Profit: Packaged Foods	$206.6	$(3.6)	$(1.2)	$—	$—	$201.8
Operating Profit: Refrigerated Foods	$108.2	$1.5	$(0.1)	$—	$—	$109.6
Operating Profit: Agricultural Products	$95.0	$2.1	$(0.1)	$29.5	$—	$126.5
Total Operating Income	$409.8	$0.0	$(1.4)	$29.5	$—	$437.9

Other (Corporate, Amortization, or Interest Adjustments)	$174.1	$—	$(0.3)			$173.8
Income Before Taxes	$235.7	$0.0	$(1.1)	$29.5	$—	$264.1
Income Taxes	$89.6		$(0.4)	$10.8		$100.0
Net Income	$146.1	$0.0	$(0.7)	$18.7	$(43.9)	$120.2
Earnings Per Share	$0.30	$0.00	$(0.00)	$0.04	$(0.09)	$0.25

Quarter 2:  Rollforward

Amounts in $million except per share amounts

		Adjustment to Quarterly Results Due To:
	As Reported: Quarter 2 FY 2001	Reclassification Due to Change in Accounting	Change in Accounting Principles— Current Quarter	Restatement Due to UAP Matters	Cumulative Effect Changing Accounting Principles— Prior Years	Revised Quarterly Total
Sales—Packaged Foods	$2,413.7	$—	$(17.1)			$2,396.6
Sales—Refrigerated Foods	$3,366.9	$—	$(4.4)			$3,362.5
Sales—Agricultural Products	$1,425.6	$—		$97.2		$1,522.8
Total Sales	$7,206.2	$—	$(21.5)	$97.2	$—	$7,281.9

Total Cost of Goods Sold	$5,970.9	$—	$43.3	$113.8	$—	$6,128.0

Total Gross Profit	$1,235.3	$—	$(64.8)	$(16.6)	$—	$1,153.9

Total SG&A, exc Corporate & Amt	$543.4	$—	$(48.7)	$—	$—	$494.7

Operating Profit: Packaged Foods	$397.9	$—	$(15.4)	$—	$—	$382.5
Operating Profit: Refrigerated Foods	$154.2	$—	$(0.7)	$—	$—	$153.5
Operating Profit: Agricultural Products	$139.8	$—	$—	$(16.6)	$—	$123.2
Total Operating Income	$691.9	$—	$(16.1)	$(16.6)	$—	$659.2

Other (Corporate, Amortization, or Interest Adjustments)	$201.4	$—	$0.1			$201.5
Income Before Taxes	$490.5	$—	$(16.2)	$(16.6)	$—	$457.7
Income Taxes	$188.8		$(6.2)	$(6.1)		$176.5
Net Income	$301.7	$—	$(10.0)	$(10.5)		$281.2
Earnings Per Share	$0.58	$—	$(0.02)	$(0.02)		$0.54

Quarter 3:  Rollforward

Amounts in $million except per share amounts

		Adjustment to Quarterly Results Due To:
	As Reported: Quarter 3 FY 2001	Reclassification Due to Change in Accounting	Change in Accounting Principles— Current Quarter	Restatement Due to UAP Matters	Cumulative Effect Changing Accounting Principles— Prior Years	Revised Quarterly Total
Sales—Packaged Foods	$2,343.4	$—	$(28.8)			$2,314.6
Sales—Refrigerated Foods	$3,166.8	$—	$(2.4)			$3,164.4
Sales—Agricultural Products	$919.0	$—		$—		$919.0
Total Sales	$6,429.2	$—	$(31.2)	$—	$—	$6,398.0

Total Cost of Goods Sold	$5,405.2	$—	$38.6	$13.2	$—	$5,457.0

Total Gross Profit	$1,024.0	$—	$(69.8)	$(13.2)	$—	$941.0

Total SG&A, exc Corporate & Amt	$696.4	$—	$(82.0)	$(29.0)	$—	$585.4

Operating Profit: Packaged Foods	$268.7	$—	$10.6	$—	$—	$279.3
Operating Profit: Refrigerated Foods	$76.5	$—	$1.6	$—	$—	$78.1
Operating Profit: Agricultural Products	$(17.6)	$—	$—	$15.8	$—	$(1.8)
Total Operating Income	$327.6	$—	$12.2	$15.8	$—	$355.6
Other (Corporate, Amortization, or Interest Adjustments)	$167.4	$—	$0.1			$167.5
Income Before Taxes	$160.2	$—	$12.1	$15.8	$—	$188.1
Income Taxes	$61.7		$4.7	$5.9		$72.3
Net Income	$98.5	$—	$7.4	$9.9		$115.8
Earnings Per Share	$0.19	$—	$0.01	$0.02	$—	$0.22

3.
What is the EPS for each of fiscal 1997, 1998, 1999 and 2000 before and after restatement of the financial statements?

ANNUAL EPS:

Excluding restructuring and related charges for fiscal 1999 and 2000 and the cumulative effect of a change in accounting for fiscal 1998.

Fiscal Year	Before Restatement	After Restatement
1997	$1.34	$1.33
1998	$1.35	$1.33
1999	$1.46	$1.40
2000	$1.67	$1.60

ANNUAL EPS:

Including restructuring and related changes for fiscal 1999 and 2000 and the cumulative effect of a change in accounting for fiscal 1998.

Fiscal Year	Before Restatement	After Restatement
1997	$1.34	$1.33
1998	$1.32	$1.30
1999	$0.75	$0.69
2000	$0.86	$0.80
4.
What is the impact of all of the changes you have made on previously reported highlights for fiscal 1998, 1999 and 2000 and for quarterly results for fiscal 1999, 2000 and 2001?

Amts in millions except per share amts

    The specific changes to previously reported results are discussed in Note 22 of the company's 10K/A.

FINANCIAL HIGHLIGHTS : AS FILED IN APPLICABLE YR OR QTR
excludes restructuring and related charges in 1999 & 2000 and cumulative effect of change in acct. for 1998

Reporting Period	Net Sales	Operating Income	Income Before Taxes	Net Income	Diluted EPS
1998	$24,220	$1,573	$1,041	$642	$1.35
1999	$24,594	$1,706	$1,123	$696	$1.46
2000	$25,386	$1,910	$1,288	$798	$1.67
Q1—2001	$6,802	$410	$236	$146	$0.30
Q2—2001	$7,206	$692	$491	$302	$0.58
Q3—2001	$6,429	$328	$160	$99	$0.19

FINANCIAL HIGHLIGHTS : AFTER REVISION
excludes restructuring and related charges in 1999 & 2000 and cumulative effect of change in acct. for 1998

Reporting Period	Net Sales	Operating Income	Income Before Taxes	Net Income	Diluted EPS
1998	$24,545	$1,557	$1,026	$632	$1.33
1999	$24,844	$1,659	$1,076	$668	$1.40
2000	$25,535	$1,860	$1,239	$768	$1.60
Q1—2001	$7,077	$438	$264	$120	$0.25
Q2—2001	$7,282	$659	$458	$281	$0.54
Q3—2001	$6,398	$356	$188	$116	$0.22

FINANCIAL HIGHLIGHTS : AS FILED IN APPLICABLE YR OR QTR
includes restructuring and related charges in 1999 & 2000 and cumulative effect of change in acct. for 1998

Reporting Period	Net Sales	Operating Income	Income Before Taxes	Net Income	Diluted EPS
1998	$24,220	$1,573	$1,041	$627	$1.32
1999	$24,594	$1,266	$682	$358	$0.75
2000	$25,386	$1,288	$666	$413	$0.86
Q1—2001	$6,802	$410	$236	$146	$0.30
Q2—2001	$7,206	$692	$491	$302	$0.58
Q3—2001	$6,429	$328	$160	$99	$0.19

FINANCIAL HIGHLIGHTS : AFTER REVISION
includes restructuring and related charges in 1999 & 2000 and cumulative effect of change in acct. for 1998

Reporting Period	Net Sales	Operating Income	Income Before Taxes	Net Income	Diluted EPS
1998	$24,545	$1,557	$1,026	$618	$1.30
1999	$24,844	$1,219	$636	$330	$0.69
2000	$25,535	$1,239	$618	$382	$0.80
Q1—2001	$7,077	$438	$264	$120	$0.25
Q2—2001	$7,282	$659	$458	$281	$0.54
Q3—2001	$6,398	$356	$188	$116	$0.22

Restated Financial Statements—Excluding Restructuring Charges—Quarterly Info

FISCAL 1999	Qtr 1 Fiscal 1999	Qtr 2 Fiscal 1999	Qtr 3 Fiscal 1999	Qtr 4 Fiscal 1999	Total Fiscal 1999
Packaged Food : Sales	$1,641.3	$2,027.8	$1,892.0	$1,834.2	$7,395.3
Refrigerated Food : Sales	$2,948.9	$2,976.9	$2,879.0	$3,076.9	$11,881.7
Agricultural Products : Sales	$2,039.5	$1,507.2	$1,015.1	$1,005.6	$5,567.4
Total Sales	$6,629.7	$6,511.9	$5,786.1	$5,916.7	$24,844.4

Cost of Good Sold	$5,812.6	$5,606.9	$5,006.0	$5,115.0	$21,540.5
Gross Profit	$817.1	$905.0	$780.1	$801.7	$3,303.9
SG&A Expense of Reporting Segments	$427.7	$413.8	$406.0	$397.0	$1,644.5
Packaged Food : Operating Profit	$170.0	$292.7	$267.1	$249.4	$979.2
Refrigerated Food : Operating Profit	$64.6	$113.7	$83.7	$107.2	$369.2
Agricultural Products : Operating Profit	$154.8	$84.8	$23.3	$48.1	$311.0
Total Operating Profit	$389.4	$491.2	$374.1	$404.7	$1,659.4

Other Expense (Corporate, Amortization)	$78.8	$57.5	$61.2	$68.9	$266.4
Interest	$77.2	$91.4	$87.1	$60.9	$316.6
Earnings Before Tax	$233.4	$342.3	$225.8	$274.9	$1,076.4
Income Tax	$90.6	$131.6	$86.3	$99.8	$408.3
Cumulative Change in Accounting Principle	$—	$—	$—	$—	$—
Net Income	$142.8	$210.7	$139.5	$175.1	$668.1
Earnings per Diluted Share	$0.30	$0.44	$0.29	$0.37	$1.40
Earnings per Diluted Share, exc. Cumulative Effect Change	$0.30	$0.44	$0.29	$0.37	$1.40

Restated Financial Statements—Excluding Restructuring Charges—Quarterly Info

FISCAL 2000	Qtr 1 Fiscal 2000	Qtr 2 Fiscal 2000	Qtr 3 Fiscal 2000	Qtr 4 Fiscal 2000	Total Fiscal 2000
Packaged Food : Sales	$1,710.7	$2,052.6	$1,891.4	$1,956.2	$7,610.9
Refrigerated Food : Sales	$3,212.3	$3,199.3	$3,137.6	$3,331.6	$12,880.8
Agricultural Products : Sales	$1,872.0	$1,461.9	$847.0	$862.0	$5,042.9
Total Sales	$6,795.0	$6,713.8	$5,876.0	$6,149.8	$25,534.6

Cost of Good Sold	$5,919.4	$5,743.1	$5,058.5	$5,239.1	$21,960.1
Gross Profit	$875.6	$970.7	$817.5	$910.7	$3,574.5
SG&A Expense of Reporting Segments	$444.3	$441.2	$380.0	$448.6	$1,714.1
Packaged Food : Operating Profit	$198.2	$307.6	$287.5	$293.6	$1,086.9
Refrigerated Food : Operating Profit	$117.7	$141.6	$110.5	$121.1	$490.9
Agricultural Products : Operating Profit	$115.4	$80.3	$39.5	$47.4	$282.6
Total Operating Profit	$431.3	$529.5	$437.5	$462.1	$1,860.4

Other Expense (Corporate, Amortization)	$98.3	$71.0	$71.0	$77.3	$317.6
Interest	$76.4	$77.3	$80.8	$69.3	$303.8
Earnings Before Tax	$256.6	$381.2	$285.7	$315.5	$1,239.0
Income Tax	$97.0	$145.2	$108.8	$120.4	$471.4
Cumulative Change in Accounting Principle	$—	$—	$—	$—	$—
Net Income	$159.6	$236.0	$176.9	$195.1	$767.6
Earnings per Diluted Share	$0.33	$0.49	$0.37	$0.41	$1.60
Earnings per Diluted Share, exc. Cumulative Effect Change	$0.33	$0.49	$0.37	$0.41	$1.60

Restated Financial Statements—Including Restructuring Charges—Quarterly Info

FISCAL 1999	Qtr 1 Fiscal 1999	Qtr 2 Fiscal 1999	Qtr 3 Fiscal 1999	Qtr 4 Fiscal 1999	Total Fiscal 1999
Packaged Food : Sales	$1,641.3	$2,027.8	$1,892.0	$1,834.2	$7,395.3
Refrigerated Food : Sales	$2,948.9	$2,976.9	$2,879.0	$3,076.9	$11,881.7
Agricultural Products : Sales	$2,039.5	$1,507.2	$1,015.1	$1,005.6	$5,567.4
Total Sales	$6,629.7	$6,511.9	$5,786.1	$5,916.7	$24,844.4

Cost of Good Sold	$5,812.6	$5,606.9	$5,006.0	$5,115.0	$21,540.5
Gross Profit	$817.1	$905.0	$780.1	$801.7	$3,303.9
SG&A Expense of Reporting Segments	$427.7	$413.8	$406.0	$397.0	$1,644.5
Restructuring Charges				$440.8	$440.8
Packaged Food : Operating Profit	$170.0	$292.7	$267.1	$210.4	$940.2
Refrigerated Food : Operating Profit	$64.6	$113.7	$83.7	$(251.4)	$10.6
Agricultural Products : Operating Profit	$154.8	$84.8	$23.3	$4.9	$267.8
Total Operating Profit	$389.4	$491.2	$374.1	$(36.1)	$1,218.6

Other Expense (Corporate, Amortization)	$78.8	$57.5	$61.2	$68.9	$266.4
Interest	$77.2	$91.4	$87.1	$60.9	$316.6
Earnings Before Tax	$233.4	$342.3	$225.8	$(165.9)	$635.6
Income Tax	$90.6	$131.6	$86.3	$(3.1)	$305.4
Cumulative Change in Accounting Principle	$—	$—	$—	$—	$—
Net Income	$142.8	$210.7	$139.5	$(162.8)	$330.2
Earnings per Diluted Share	$0.30	$0.44	$0.29	$(0.35)	$0.69
Earnings per Diluted Share, exc. Cumulative Effect Change	$0.30	$0.44	$0.29	$(0.35)	$0.69

Restated Financial Statements—Including Restructuring Charges—Quarterly Info

FISCAL 2000	Qtr 1 Fiscal 2000	Qtr 2 Fiscal 2000	Qtr 3 Fiscal 2000	Qtr 4 Fiscal 2000	Total Fiscal 2000
Packaged Food : Sales	$1,710.7	$2,052.6	$1,891.4	$1,956.2	$7,610.9
Refrigerated Food : Sales	$3,212.3	$3,199.3	$3,137.6	$3,331.6	$12,880.8
Agricultural Products : Sales	$1,872.0	$1,461.9	$847.0	$862.0	$5,042.9
Total Sales	$6,795.0	$6,713.8	$5,876.0	$6,149.8	$25,534.6

Cost of Good Sold	$5,959.0	$5,802.0	$5,085.8	$5,336.1	$22,182.9
Gross Profit	$836.0	$911.8	$790.2	$813.7	$3,351.7
SG&A Expense of Reporting Segments	$448.3	$456.5	$409.5	$476.2	$1,790.5
Restructuring Charges	$3.5	$30.2	$27.7	$260.8	$322.2
Packaged Food : Operating Profit	$169.4	$239.1	$235.6	$133.3	$777.4
Refrigerated Food : Operating Profit	$109.6	$123.7	$98.8	$(9.2)	$322.9
Agricultural Products : Operating Profit	$105.2	$62.3	$18.6	$(47.4)	$138.7
Total Operating Profit	$384.2	$425.1	$353.0	$76.7	$1,239.0

Other Expense (Corporate, Amortization)	$98.3	$71.0	$71.0	$77.3	$317.6
Interest	$76.4	$77.3	$80.8	$69.3	$303.8
Earnings Before Tax	$209.5	$276.8	$201.2	$(69.9)	$617.6
Income Tax	$79.1	$105.5	$76.8	$(26.1)	$235.3
Cumulative Change in Accounting Principle	$—	$—	$—	$—	$—
Net Income	$130.4	$171.3	$124.4	$(43.8)	$382.3
Earnings per Diluted Share	$0.27	$0.36	$0.26	$(0.09)	$0.80
Earnings per Diluted Share, exc. Cumulative Effect Change	$0.27	$0.36	$0.26	$(0.09)	$0.80

5.
What are the revised financial highlights, by reporting segment, for fiscal years 1998, 1999 and 2000.

Restated Financial Highlights

    Excluding Restructuring Charges in 1999 & 2000

	Fiscal 1998	Fiscal 1999	Fiscal 2000
Packaged Food : Sales	$7,192.5	$7,395.3	$7,610.9
Refrigerated Food : Sales	$11,713.8	$11,881.7	$12,880.8
Agricultural Products : Sales	$5,638.3	$5,567.4	$5,042.9
Total Sales	$24,544.6	$24,844.4	$25,534.6

Cost of Good Sold	$21,351.6	$21,540.5	$21,960.1
Gross Profit	$3,193.0	$3,303.9	$3,574.5
SG&A Expense of Reporting Segments	$1,635.6	$1,644.5	$1,714.1
Packaged Food : Operating Profit	$968.3	$979.2	$1,086.9
Refrigerated Food : Operating Profit	$230.1	$369.2	$490.9
Agricultural Products : Operating Profit	$359.0	$311.0	$282.6
Total Operating Profit	$1,557.4	$1,659.4	$1,860.4

Other Expense (Corporate, Amortization)	$231.2	$266.4	$317.6
Interest	$300.7	$316.6	$303.8
Earnings Before Tax	$1,025.5	$1,076.4	$1,239.0
Income Tax	$393.2	$408.3	$471.4
Cumulative Change in Accounting Principle	$14.8	$—	$—
Net Income	$617.5	$668.1	$767.6
Earnings per Diluted Share	$1.30	$1.40	$1.60
Earnings per Diluted Share, exc. Cumulative Effect Change	$1.33	$1.40	$1.60

Restated Financial Highlights

    Including Restructuring Charges in 1999 & 2000

	Fiscal 1998	Fiscal 1999	Fiscal 2000
Packaged Food : Sales	$7,192.5	$7,395.3	$7,610.9
Refrigerated Food : Sales	$11,713.8	$11,881.7	$12,880.8
Agricultural Products : Sales	$5,638.3	$5,567.4	$5,042.9
Total Sales	$24,544.6	$24,844.4	$25,534.6

Cost of Good Sold	$21,351.6	$21,540.5	$22,182.9
Gross Profit	$3,193.0	$3,303.9	$3,351.7
SG&A Expense of Reporting Segments	$1,635.6	$1,644.5	$1,790.5
Restructuring Charges	$—	$440.8	$322.2
Packaged Food : Operating Profit	$968.3	$940.2	$777.4
Refrigerated Food : Operating Profit	$230.1	$10.6	$322.9
Agricultural Products : Operating Profit	$359.0	$267.8	$138.7
Total Operating Profit	$1,557.4	$1,218.6	$1,239.0

Other Expense (Corporate, Amortization)	$231.2	$266.4	$317.6
Interest	$300.7	$316.6	$303.8
Earnings Before Tax	$1,025.5	$635.6	$617.6
Income Tax	$393.2	$305.4	$235.3
Cumulative Change in Accounting Principle	$14.8	$—	$—
Net Income	$617.5	$330.2	$382.3
Earnings per Diluted Share	$1.30	$0.69	$0.80
Earnings per Diluted Share, exc. Cumulative Effect Change	$1.33	$0.69	$0.80
6.
What are the issues that are reflected in the amended quarterly results?

  As we have reported in press releases dated May 23, 2001 and June 22, 2001, the company is restating current and historical results for two main reasons:

  1)
  accounting and conduct matters at our United Agri Products subsidiary (UAP) result generally in a shifting of sales and earnings across fiscal years 1997, 1998, 1999, 2000, and 2001, and

  2)
  a review of certain relatively recent accounting pronouncements, for example Staff Accounting Bulletin No. 101 Revenue Recognition in Financial Statements as well as Emerging Issues Task Force issues—resulted in a change in three of the company's accounting policies. In implementing these changes, we recognized cumulative effect of changes in accounting as of the first quarter of this fiscal year. This means that our revised results for the first quarter of fiscal 2001 show a $.09 reduction in earnings per share relating to periods prior to this fiscal year. As far as what these changes mean to the operating results of the first three quarters of fiscal 2001, the effect is relatively small and the various components are quantified in schedules attached in another area of this document.

  In addition to these two main issues, we have changed some expense classifications during our year. These reclassifications were reflected beginning with our second quarter of 2001, which means we are reclassifying some of the expense categorizations for the first quarter of fiscal 2001 and fiscal 2000, 1999, and 1998. These classification changes do not impact reported income before income taxes, net income, or income per share amounts, but they do alter certain line items on the income statement. These reclassifications include: 1) reclassification of shipping and handling costs from a reduction in net sales to costs of goods sold and 2) a reclassification of consumer sales incentive costs from selling, general, and administrative expenses to a reduction in net sales. Such reclassifications also conform to recently issued accounting literature.

7.
How did the restatement of results due to issues at UAP affect the fourth quarter results for fiscal 2001? What happens to the customer prepayments received by UAP in the fourth quarter of fiscal 2001?

•
The recently-announced restatement of earnings due to UAP matters increases the quarter's earnings by $.12, largely due to changes in the timing of rebate income recognition and other matters as discussed in the May 23, 2001 press release, and

•
UAP received approximately $250 million customer prepayments during the last quarter of fiscal 2001 which is expected to generate approximately $50 million of profit before tax, or about $.06 per share. Effective with fiscal 2001, UAP will book revenue for all sales when title and risk of loss are transferred to customers upon delivery. Therefore, the profit from such prepayments will not be booked until delivery of product to customers in fiscal 2002.

•
The effect of these, and other items, is included in the Company's fourth quarter EPS estimate range of $.19 - $.23.

8.
Can you describe the cumulative effect of the changes in accounting principles?

  The cumulative effect of the changes was reflected as a first quarter of fiscal 2001 charge of $43.9 million after-tax. As the press release states, there are three areas impacted by the cumulative effect of changes in accounting. They are as follows:

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  The company has changed its accounting for recognition of revenue relating to shipping terms for certain of its product sales. Previously, the company would recognize revenue when title to finished product passed upon shipment to customers. Now the company recognizes revenue when title and risk of loss are transferred to customers upon product delivery. This is relevant because in some cases, we may ship product, yet still bear the risk of loss due to the terms of the sale. As a result of this accounting change, we made an after-tax adjustment of $15.6 million, or $.03 per share.

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  The Company's method of accounting for sales incentives provided to retailers was changed from recognition of expense over the period of expected future benefit, to recognition of the costs at the later of the date the related sale is recorded or the sales incentive is offered to the retailer (such as recognizing all of the expense for retail incentive programs upon payment). As a result of this accounting change, we made an after tax adjustment of $17.5 million, or $.04 per share.

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  The Company's method of accounting for coupons and related consumer sales incentives was changed from recognition of expense over the expected redemption period of the sales incentives, to recognition of the costs as a reduction in net sales at the later of the date the related sale is recorded or the sales incentive is offered (such as recognizing all of the expense for a coupon program in the first month of undertaking the program). As a result of this accounting change, we made an after tax adjustment of $10.8 million or $.02 per share.

9.
So the cumulative effect of accounting changes relates to results for years before 2001?

  Yes. The accounting adjustment of $43.9 million is for periods prior to fiscal 2001, but the cumulative effect is taken as a charge in the first quarter of fiscal 2001. However, operating results for the fiscal quarters in fiscal 2001 have also been adjusted to reflect the new accounting principles, but the impact is relatively small.

10.
Regarding the changes in accounting principles, doesn't treating this as a cumulative effect (taking a one-time charge in the first quarter of fiscal 2001) pose a problem with comparing quarters from fiscal 2000 to fiscal

  2001, given that none of the operating results for quarters in fiscal 2000 reflect the change in accounting principles, yet the quarters in fiscal 2001 do?

  Regarding the change in accounting principles, the results of operations in fiscal 2001 reflect the new accounting principles, while the results of operations for fiscal 2000 do not, but the impact on operations in 2001 is relatively small. Going forward, our results reflect these changes in accounting principles.

11.
Can you say more about the business trends influencing the fourth quarter results?

  Many of the major issues that shaped our third quarter have continued into our fourth quarter: a weakening economy, higher than normal energy costs, changing inventory levels among our major customers, increased marketing spending, weaker results for some of our business units, and other items. This has resulted in our expectation of fourth quarter EPS to be in the range of $.19 - $.23. We will discuss segment results when we officially release earnings, which is scheduled for June 28. Keep in mind that these results are estimates and are not final.

12.
What are the projections for the full fiscal year?

  Our reported EPS is expected to be in the range of $1.20 - $1.24. The range is $1.29 - $1.33 before a $.09 reduction in EPS due to the cumulative effect of the changes in accounting.

13.
What are your projections for fiscal 2002?

  Our projections are for a strong single-digit growth rate in EPS, and perhaps a double-digit growth rate in EPS depending on the economy. Because we look for calendar 2001 to be a tough environment, we expect much of the earnings gains to be concentrated in the second half of the fiscal year, which falls in calendar year 2002.

14.
Why are there slight differences between the restated revenue amounts in the final amended 10-K for fiscal 2000 and those cited in the May 23 press release?

  The numbers we provided in the May 23 press release were estimates and have changed slightly as we completed our review of the numbers. One difference between the numbers provided in previous press releases and the ones in the amended documents has to do with a change in classification for certain types of rebates: for example, in the May 23 documents we treated them as increases in revenues, and in the final amended documents they are recorded as reductions in cost of goods sold.

15.
Regarding the accounting and conduct issues at UAP, what is the adjustment to 1997 retained earnings and the change from your previous estimate for fiscal 1998 earnings?

  In our final review, we restated the May 25, 1997 retained earnings by a reduction of $7.0 million to reflect the net income effect of the adjustment for fiscal 1997 of 1) deferred delivery transactions and vendor rebates, and 2) intracompany profit on sales within UAP. The net impact reduces EPS for fiscal 1997 by $.01. The adjustment to fiscal 1998 earnings for issues related to the restatement is shown in the tables located elsewhere in this document, and generally relates to booking revenue from deferred delivery sales during the fiscal year when shipment occurred.

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  Exhibit 99.3